SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	0-20772	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3260 Whipple Road, Union City, California	94587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 400-0700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is furnished by Questcor Pharmaceuticals, Inc., a California corporation (“Questcor” or the “Company”), in connection with the matters described herein.

Item 2.02. Results of Operations and Financial Condition.

     On November 4, 2004, the Company announced via press release its results for the quarter ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release furnished by Questcor Pharmaceuticals, Inc. dated November 4, 2004, relating to the Company’s results for the quarter ended September 30, 2004, referred to in Item 2.02 above.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2004	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ TIMOTHY E. MORRIS
Timothy E. Morris
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release furnished by Questcor Pharmaceuticals, Inc. dated November 4, 2004, relating to the Company’s results for the quarter ended September 30, 2004.